THE AB POOLING PORTFOLIOS
-AB U.S. Value Portfolio
-AB U.S. Large Cap Growth Portfolio
-AB International Value Portfolio
-AB International Growth Portfolio
-AB Short Duration Bond Portfolio
-AB Global Core Bond Portfolio
-AB Bond Inflation Protection Portfolio
-AB Small-Mid Cap Value Portfolio
-AB Small-Mid Cap Growth Portfolio
-AB Multi-Asset Real Return Portfolio

Supplement dated September 22, 2016 to the Prospectus dated December 31, 2015 of The AB Pooling Portfolios (the "Prospectus") offering AB U.S. Value Portfolio, AB U.S. Large Cap Growth Portfolio, AB International Value Portfolio, AB International Growth Portfolio, AB Short Duration Bond Portfolio,  AB Global Core Bond Portfolio, AB Bond Inflation Protection Portfolio, AB Small-Mid Cap Value Portfolio,  AB Small-Mid Cap Growth Portfolio and AB Multi-Asset Real Return Portfolio (each a "Portfolio" or collectively the "Portfolios").

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On September 21, 2016, at the recommendation of AllianceBernstein L.P., the investment advisor to the Portfolios, the Board of Trustees of The AB Pooling Portfolios approved the liquidation and termination of each Portfolio. The liquidation is expected to occur after the close of business on January 30, 2017 (the "Liquidation Date").

Effective January 26, 2017, each Portfolio is closed to purchases by new shareholders and additional purchases by existing shareholders.

Prior to the Liquidation Date, Portfolio shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus.

This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

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